Execution Version

AMENDMENT TO REGISTRATION
RIGHTS AGREEMENT

This AMENDMENT (this "Amendment") is made as of April 17, 2024 by and among Catalent, Inc., a Delaware corporation (the "Company") and Green Equity Investors VII, L.P., a Delaware limited partnership, Green Equity Investors Side VII, L.P., a Delaware limited partnership, LOP Associates VII-A LLC, a Delaware limited liability company, and LOP Associates VII-B LLC, a Delaware limited liability company (collectively, on a several and not joint basis, the "Purchaser"). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in that certain Registration Rights Agreement, dated as of May 17, 2019, by and among the Company and the Purchaser (the "Registration Rights Agreement").

WHEREAS, pursuant to Section 3(a) of the Registration Rights Agreement, the Company is required to use its reasonable best efforts to prepare, file and cause to be declared effective by the SEC a shelf registration statement covering the sale or distribution from time to time by the Shareholders of all of the Registrable Securities and cause such Registration Statement to remain effective under the Securities Act continuously until no Registrable Securities are outstanding (the "Shelf Registration Statement");
WHEREAS, Section 1 l(a) of the Registration Rights Agreement provides that the provisions of the Registration Rights Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions thereof may be given by, but only with, the written consent of the Shareholders holding a majority of the Registrable Securities; and
WHEREAS, the undersigned Purchaser holds 2,766,204 Registrable Securities as of the date first written above, and constitutes the Shareholders holding a majority of the Registrable Securities and desires to amend the Registration Rights Agreement to remove the obligation of the Company to file the Shelf Registration Statement.
NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1. (i) Section 3(a) of the Registration Rights Agreement is hereby deleted in its entirety and
(ii) Section 3(a) of the Registration Rights Agreement and all references to Section 3(a) of the Registration Rights Agreement in the Registration Rights Agreement and all obligations of the Company with respect to Section 3(a) of the Registration Rights Agreement set forth in the Registration Rights Agreement shall have no further force and effect. Any and all prior failures of the Company to comply with the provisions of Section 3(a) of the Registration Rights Agreement through and including the date hereof are hereby waived, and the Company is hereby fully released by Purchaser of any obligations, or failure to perform any obligations, pursuant to Section 3(a) of the Registration Rights Agreement.

2.This Amendment shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

KL2 3386928.3

3.Except as specifically amended by this Amendment, the Registration Rights Agreement shall remain in full force and effect. From and after the date hereof, each reference in the Registration Rights Agreement to "this Agreement," "herein," "hereof," "hereunder" or words of similar import, or to any provision of the Registration Rights Agreement, as the case may be, shall be deemed to refer to Registration Rights Agreement or such provision as amended by this Amendment, unless the context otherwise requires.

4.This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Amendment may be executed and delivered by facsimile or email.
(Remainder of Page Left Intentionally Blank; Signature Page(s) Follow)

Execution Version
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

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Execution Version

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